                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                              ---------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           September 25, 1997


                        DIMENSIONAL VISIONS GROUP, LTD.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)





         Delaware                    1-10196                     23-2517953
----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)               File No.)               Identification No.)





8855 N. Black Canyon Hwy, Suite 2000, Phoenix, AZ                 85021
-------------------------------------------------               ----------
    (Address of principal executive offices)                    (Zip Code)




                                 (602) 997-1990
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On September 25, the registrant sold its real estate date delivery system product line. The sale was made in Infopak, Inc., The Company's wholly-owned subsidiary. The Buyer was DataNet Enterprises, LLC. The purchase price was $450,000 and DataNet assumed $59,427 in liabilities.

Exhibits

         Agreement dated September 25, 1997 by and between Infopak, Inc. and DataNet, Enterprise, LLC. and David and Stacie Noles.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIGNATURE

                                            DIMENSIONAL VISIONS GROUP., INC.


                                            By: /s/ George S. Smith
                                                ------------------------------
                                                    George S. Smith
                                                    Chief Executive Officer

DATE:  October 21, 1997



                                       -3-